Finance income and finance costs	12 Months Ended
Dec. 31, 2024
Finance income and finance costs
Finance income and finance costs
29 Finance income and finance costs
Finance income and finance costs comprise of the following:

	For the year ended December 31,
In thousands of USD	2022	2023	2024
Foreign exchange gain	10,496	1,336	3,229
Interest and similar income	388	1,738	2,304
Interest income from financial assets at fair value through OCI	4,064	2,788	1,212
Fair value gain on financial assets at fair value through profit or loss	—	237	—
Other income	305	90	574
Finance income	15,253	6,189	7,319
Foreign exchange loss	7,492	11,804	16,252
Interest and similar expense	1,718	2,168	2,905
Fair value loss on financial assets at fair value through profit and loss	7,167	13,601	16,163
Loss recognized on disposal of debt instruments held at fair value through OCI (Note 13)	2,290	3,908	3,427
Other charges	951	—	126
Finance costs	19,618	31,481	38,873
In 2022, 2023, and 2024, the company held investments in securities measured at fair value through profit or loss, with the objective of obtaining returns in line with specific market benchmarks. These securities were fully disposed of by the end of 2023, with those held in 2024 also fully disposed of within the period. As a result there was no fair value gain recognized in 2024 (2023: 237 thousand and 2022: nil), and a fair value loss of USD 16,163 thousand was incurred in 2024 (2023: 13,601 thousand and 2022: 7,167 thousand) realized upon disposal. Transaction costs of USD 1,374 thousand (2023: 1,080 thousand and 2022: nil) were recognized under interest and similar expense.
Interest income from financial assets at fair value through OCI includes the interest measured and recognized according to effective interest rate method and amounts to USD 1,212 thousand (2023: 2,788 thousand and 2022: 4,064 thousand).